Exhibit 10.8

Stratasys, Inc. Board Of Directors

Stock Option Grant

Under The

Stratasys, Inc. _____ Long Term Performance and
Incentive Plan (the “_____ Plan”)

As adopted by the Shareholders on __________

This Option is a grant of a Non-Qualified Stock Option

as defined under Section 422

of the Internal Revenue Code of 1986, as amended, to

«BOD MBR NAME»

STOCK OPTION AGREEMENT

     AGREEMENT made as of the ___ day of _____, ____ by and between Stratasys, Inc., a Delaware corporation having its principal place of business at 14950 Martin Drive, Eden Prairie, Minnesota 55344 ("Grantor"), and «BOD MBR NAME» (“Optionee”) residing at «HOMEADDRESS», «CITYSTATEZIP».

WITNESSETH

     WHEREAS, Optionee is a member of the Grantor's Board of Directors ("Board") and is not an employee of Grantor; and

     WHEREAS, Grantor is desirous of compensating Optionee for serving on the Board and increasing the incentive of Optionee to exert his utmost efforts to improve the business and increase the assets of the Grantor.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the Grantor hereby grants the Optionee options to purchase Common Stock of the Grantor on the following terms and conditions:

     1. Option.

     Pursuant to the Stratasys, Inc. _____ Plan, the Grantor hereby grants to the Optionee non-qualified stock options, not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase, subject to Section 4 hereof, at any time commencing on the date set forth in Section 3(b) hereof and terminating as of 5:00 p.m. Central Time on «MONTH» «DAY», «YEAR» (the "Term"), up to «OptAmt»(«Opt») fully paid and non-assessable shares (the “Shares”) of the Common Stock of the Grantor, par value $.0l per share (the “Common Stock”).

     2. Purchase Price.

     The purchase price ("Option Price") shall be $____ per share. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection therewith.

     3. Exercise of Option.

          (a) The Optionee shall notify the Grantor by hand delivery or by registered or certified mail, return receipt requested, addressed to its principal office (Attn: Chief Financial Officer), as to the number of shares of Common Stock that the Optionee desires to purchase pursuant to the exercise of options herein granted, which notice shall be accompanied by (i) cash or a certified or bank check payable to the order of the Grantor in an amount equal to the Option Price multiplied by the number of Shares for which this Option is being exercised or (ii) the delivery of shares of the Grantor's Common Stock having a fair market value equal to the Option Price multiplied by the number of Shares for which this option is being exercised, provided that the Optionee has held such shares of Common Stock so delivered for at least six months prior to such delivery, or (iii) by a combination of (i) and (ii) above. For purposes of this Agreement, the fair market value of the Grantor’s Common Stock shall be equal to the closing price of the Common Stock on the Nasdaq Global Market or such other principal market on which the Common Stock is then traded on the trading date immediately preceding the date of exercise. To the extent allowed by applicable federal and state securities laws, the Option Price may also be paid in full by a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully-endorsed Exercise of Option in form satisfactory to the Grantor ("Cashless Exercise"). As soon as practicable thereafter, the Grantor shall either (i) cause to be delivered to the Optionee (or broker-dealer in the event of a Cashless Exercise) certificates issued in the Optionee's name (or name designated by the broker-dealer in the event of a Cashless Exercise) evidencing the Shares purchased by the Optionee or (ii) cause such number of Shares to be credited to the account of the Optionee or such broker-dealer at the Grantor’s transfer agent.

          (b) The option granted hereunder shall vest and become exercisable by Optionee in accordance with the following schedule:

For options corresponding	On «MONTH» «DAY», «YEAR»
to «AnnualAmt» shares

For options corresponding	On «MONTH» «DAY», «YEAR»
to «AnnualAmt» shares

For options corresponding	On «MONTH» «DAY», «YEAR»
to «AnnualAmt» shares

For options corresponding	On «MONTH» «DAY», «YEAR»
to «AnnualAmt» shares

For options corresponding	On «MONTH» «DAY», «YEAR»
to «AnnualAmt» shares

     All options terminate at 5:00 p.m. Central Time on «MONTH» «DAY», «YEAR» or such earlier time as provided in Paragraph 4 hereof in the event Optionee’s service as a Director of the Board with Grantor is terminated.

     4. Termination and Accelerated Vesting of Option.

          (a) If the Optionee resigns as a director of the Grantor, then any option granted to the Optionee hereunder that has not become exercisable shall immediately expire and the Optionee may exercise any vested options for the remainder of the Term.

          (b) If the Optionee dies while serving as a director of the Grantor or a subsidiary or parent corporation, all options will vest immediately upon death and shall be exercisable by a legatee or legatees of such Optionee under the Optionee’s last will or by his or her personal representatives or distributes at any time up to the termination of said option as provided in paragraph 3(b) above.

          (c) If the Optionee is not nominated to serve as a director of the Grantor or, if nominated, fails to be reelected as a director of the Grantor, or if the Optionee is removed as a director of the Grantor by the stockholders of the Grantor, all options shall vest immediately upon termination of the Optionee’s service as a director of the Grantor and shall be exercisable for the remainder of the term. Thereafter, all unexercised vested options shall expire.

          (d) Anything in this Agreement to the contrary notwithstanding, all outstanding options that have not vested and are not exercisable by the Optionee as of the date of a Change in Control (as hereinafter defined) shall be automatically deemed vested and shall be exercisable on the date of such Change in Control and shall continue to be exercisable until the end of the Term.

          (e) For the purpose of this Agreement, the term "Change in Control" means:

               (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Grantor (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following acquisitions of Outstanding Company Common Stock and Outstanding Company Voting Securities: (A) any acquisition directly from the Grantor, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Grantor; (B) any acquisition by the Grantor; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Grantor; or (D) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this subparagraph (d); or

                  (ii) Individuals who, as of the date of this Agreement (the “Effective Date”), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Grantor's shareholders, was approved by a vote of at least a majority of directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

                  (iii) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Grantor (“Business Combination”); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 60 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Grantor or all or substantially all of the Grantor's assets) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Grantor or any entity controlled by the Grantor or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 30 percent or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Grantor prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) The consummation of a complete liquidation or dissolution of the Grantor.

      5. Divisibility and Non-Assignability of the Options.

           (a) The Optionee may exercise the options herein granted from time to time during the periods of their respective effectiveness with respect to any whole number of Shares included therein, but in no event may an option be exercised as to less than one hundred (100) Shares at any one time, except for the remaining Shares covered by the option if less than one hundred (100).

           (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein.

      6. Stock as Investment.

            (a) By accepting this option, the Optionee agrees for himself and his successors and assigns that, unless the Shares are issued pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) any and all Shares purchased hereunder shall be acquired for investment purposes only and not for sale or distribution, and upon the issuance of any or all of the Shares issuable upon exercise of the option granted hereunder, the Optionee, or his or her successors and assigns receiving such Shares, shall deliver to the Grantor a representation in writing, that such Shares are being acquired in good faith for investment purposes only and not for sale or distribution. Grantor may to the extent required by applicable securities law, place a “stop transfer” order with respect to such Shares with its transfer agent and place an appropriate restrictive legend on the stock certificate(s) evidencing such Shares.

     (b) Unless a registration statement is filed with the Securities and Exchange Commission covering the Shares issuable upon the exercise of the option, such Shares will be restricted securities. Sales of such restricted securities may be made only in compliance with an available exemption from such registration or pursuant to an effective registration statement under the Securities Act.

     7. Restriction on Issuance of Shares.

     The Grantor shall not be required to issue or deliver any certificate for shares of its Common Stock purchased upon the exercise of any option unless (a) the issuance of such shares has been registered with the Securities and Exchange Commission under the Securities Act, or counsel to the Grantor shall have given an opinion that such registration is not required; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereof, and (c) permission for the listing of such shares shall have been given by any national securities exchange on which the Common Stock of the Grantor is at the time of issuance listed.

     8. Adjustment on Changes in Capitalization.

     In the event that the outstanding shares of Common Stock are changed after the date hereof by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock issuable upon exercise of the outstanding Options, and the Option Price per share. In the event of any Business Combination other than a Business Combination that complies with clauses (A), (B), and (C) of subsection (iii) of subparagraph (c) of Paragraph 4, each then outstanding option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Grantor would have been entitled to upon such Business Combination; and in any such case appropriate adjustment, as determined by the Board of Directors of the Grantor (or successor entity), shall be made as set forth above with respect to any future changes in the capitalization of the Grantor or its successor entity. In the event of the proposed dissolution or liquidation of the Grantor, all outstanding options under the _____ Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Grantor or any authorized committee thereof.

     9. No Rights in Option Stock.

     Optionee shall have no rights as a shareholder in respect of shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.

     10. Effect Upon Board Membership.

      This Agreement does not give the Optionee any right to continued membership on the Board of the Grantor.

     11. Binding Effect.

      Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, legal representatives and assigns.

     12. Agreement Subject to _____ Plan.

      Notwithstanding anything contained herein to the contrary, this Agreement is subject to, and shall be construed in accordance with, the terms of the _____ Plan, and in the event of any inconsistency between the terms hereof and the terms of the _____ Plan, the terms of the _____ Plan shall govern.

     13. Withholding.

     Optionee agrees to cooperate with the Grantor to take all steps necessary or appropriate for any required withholding of taxes by the Grantor under law or regulation in connection therewith.

     14. Miscellaneous.

     This Agreement shall be construed under the laws of the State of Delaware. Headings have been included herein for convenience of reference only, and shall not be deemed a part of the Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ACCEPTED AND AGREED TO:	STRATASYS, INC.

By:
«BOD MBR NAME»		«COMPANY OFFICER»